UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pro-Tech Industries, Inc
 (Exact Name of Small Business Issuer in its Charter)

Date of Report (Date of earliest event reported): March 8, 2011

Nevada (State of Incorporation)	7200 (Primary Standard Classification Code)	90-0579362 (IRS Employer ID No.)

8550 Younger Creek Drive
Sacramento, CA 95828
 (Address of Registrant's Principal Executive Offices) (Zip Code)

 (916) 504-4044
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" refer to Pro-Tech Industries, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 8, 2011, the Board of Directors of Pro-Tech Industries, Inc. appointed Kent A. Misemer as a member of the Board of Directors.

Mr. Misemer’s biography is as follows:

From 2003 through 2009, Mr. Misemer was the Chief Executive Officer and President of Liberty Propane, LLC, an independent retail propane company. Furthermore, Mr. Misemer was the former President and Chief Executive Officer of Liberty Propane. Liberty Propane, a portfolio company of Sterling Capital Partners, was sold in December, 2009. Mr. Misemer has over 30 years of executive management experience in the propane industry supply chain as well as other industries. In addition to being a co-founder of Liberty Propane, Mr. Misemer was also involved in the creation of Propane Continental and Tri-Power Fuels, Inc.  Mr. Misemer also serves as a director and member of the Audit Committee of Cornerstone Records Management, LLC., a data storage and offsite data management company. Mr. Misemer received his Bachelors Business Administration from the Ottawa University in Ottawa, Kansas.

Item 9.01	Financial Statements and Exhibits.

(d) None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 14, 2011

Pro-Tech Industries, Inc.

By: /s/ Donald Gordon Donald Gordon Chief Executive Officer